EXHIBIT 10.3

                                                                  Execution Copy

                 REGISTRATION RIGHTS AND SHAREHOLDERS AGREEMENT

         This REGISTRATION RIGHTS AND SHAREHOLDERS AGREEMENT, dated as of July
16, 2007 (this "Agreement"), is made among NovaStar Financial, Inc., a Maryland corporation (the "Company"), Massachusetts Mutual Life Insurance Company, a
mutual life insurance company ("MassMutual"), Jefferies Capital Partners IV
L.P., Jefferies Employee Partners IV LLC and JCP Partners IV LLC (collectively
"Jefferies"; and together with MassMutual, collectively, the "Investors").

                                    RECITALS:

     A. The Company has agreed to issue and sell, and the Investors have agreed to purchase, pursuant to the Securities Purchase Agreement, dated as of July 16,
2007 (the "Securities Purchase Agreement"), by and among the Company and the
Investors, an aggregate of 2,100,000 shares of 9.00% Series D-1 Mandatory
Convertible Preferred Stock, par value $0.01 per share and initial liquidation preference of $25 per share, of the Company (the "Convertible Shares").

     B. The Board of Directors of the Company has approved the distribution to holders of its Common Shares and holders of the Convertible Shares to be purchased by the Investors under the Securities Purchase Agreement certain non-transferable rights (the "Rights Offering") to subscribe for and purchase, in connection with the Rights Offering, certain shares of 9.00% Series D-2
Mandatory Convertible Preferred Stock (the "Series D-2 Preferred Shares").

     C. On or prior to the date hereof, the Company and the Investors shall execute and deliver a Standby Purchase Agreement (the "Standby Purchase
Agreement"), providing, among other things, for the Investors, on the terms and subject to the conditions set forth therein, (i) to exercise the non-transferable subscription rights distributed to the Investors in connection with the Rights Offering and subscribe for and purchase the Series D-2 Preferred
Shares which are the subject of such subscription rights (but not to participate in the over-subscription option granted to other subscribing shareholders) and
(ii) to purchase the Series D-2 Preferred Shares that are subject to similar subscription rights distributed to holders of Common Shares, to the extent such
Series D-2 Preferred Shares are not otherwise subscribed for and purchased by holders of Common Shares pursuant to the exercise of such subscription rights.

     D. In satisfaction of certain conditions to the obligations of the parties to the Securities Purchase Agreement, the parties are entering into this
Agreement.

     E. Capitalized terms used in this Agreement and not otherwise defined are used as defined in Section 16.

     Now, therefore, the parties hereto agree as follows:

     1. Demand Registrations.

     (a) Requests for Registration. At any time following the date hereof, the
Required Investor Holders, may request in writing that the Company effect the registration (a "Demand Registration") of all or any part of the Registrable
Securities held by such Required Investor Holders, specifying the intended method of disposition thereof (a "Registration Request") by filing with the
Commission a Demand Registration Statement. Promptly after its receipt of any
Registration Request, but no later than 10 days after receipt of such
Registration Request, the Company will give written notice of such request to all other Holders of, and will use its reasonable best efforts to register, as expeditiously as practicable following a Registration Request in accordance with the provisions of this Agreement, all Registrable Securities (subject to any reduction pursuant to Section 1(f)) that have been requested to be registered by the Initiating Holders in the Registration Request or by any other Holders by written notice to the Company given within 20 days after the date the Company has given such Holders notice of the Registration Request to the extent necessary to permit the disposition of such Registrable Securities so to be registered in accordance with the intended methods of disposition thereof specified in such Registration Request or further requests (including, without limitation, only with respect to a Registration Request of the Required Investor
Holders, by means of a shelf registration pursuant to Rule 415 under the
Securities Act (a "Shelf Registration") if so requested and if the Company is then eligible to use such a registration). The Company shall use its reasonable best efforts to have such Demand Registration Statement declared effective by the Commission as soon as practicable after the filing thereof and to keep such
Demand Registration Statement continuously effective for the period specified in
Section 3. Notwithstanding anything in this Section 1(a) to the contrary, the
Company will not be required to effect a registration pursuant to this Section
1(a) unless the aggregate gross proceeds resulting from such Demand Registration could reasonably be expected to equal or exceed the lesser of (x) $15,000,000 or
(y) all of the Registrable Securities then held by the Required Investor
Holders. The Company will pay all Registration Expenses incurred in connection with any registration pursuant to this Section 1.

     (b) Limitation on Demand Registrations. Other than as provided in Section
1(c), the Company will not be obligated to effect or pay the Registration
Expenses of more than two registrations requested by each of MassMutual
(together with its Affiliates) and Jefferies (together with its Affiliates)
pursuant to this Section 1, provided, however that such number shall be increased to the extent the Company does not include in what would otherwise be the final registration for which the Company is required to pay Registration
Expenses the number of Registrable Securities requested to be registered by the
Holders by reason of Section 1(f); provided, further, that a request for registration will not count for the purposes of this limitation if (i) the
Majority Holders of the Registration determine in good faith to withdraw (x)
such Registration Request prior to the filing of a Demand Registration Statement or (y) such Demand Registration Statement (prior to the effective date of the
Demand Registration Statement relating to such request) due to (1) regulatory reasons, (2) because of a material adverse change in the business, financial condition or prospects of the Company or (3) due to the exercise by the Company of its rights under Section 1(d) hereof, (ii) the Registration Statement relating to such request is not declared effective within 90 days (in any case where the Commission has no comments on the Registration Statement) or 180 days
(in any case where the Commission has comments on the Registration Statement) of the date such registration statement is first filed with the Commission (other than solely by reason of Holders refusing to proceed) and the Majority Holders of the Registration withdraw such Registration Request prior to the effective date of the Demand Registration Statement relating to such request, (iii) prior to the sale of at least 90% of the Registrable Securities included in the registration relating to such request, such registration is adversely affected by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and the Company fails to have such stop order, injunction or other order or requirement removed, withdrawn or resolved to the reasonable satisfaction of the Majority Holders of the
Registration within 30 days of the date of such order, (iv) more than 10% of the
Registrable Securities requested by the Required Investor Holders to be included in the registration are not so included pursuant to Section 1(f), or (v) the conditions to closing specified in the underwriting agreement or purchase agreement entered into in connection with the registration relating to such request are not satisfied (other than as a result of a material default or breach thereunder by the Required Investor Holders). Notwithstanding the
foregoing, the Company will pay all Registration Expenses in connection with any request for registration pursuant to Section 1(a) regardless of whether or not such request counts toward the limitation set forth above until such limit is reached.

     (c) Short-Form Registrations.

          (i) S-3 Registration. If at any time (A) one or more Holders of
     Registrable Securities request that the Company file a registration statement on Form S-3 or any successor form thereto for a public offering of all or any portion of the shares of Registrable Securities held by such
     Holder or Holders, the reasonably anticipated aggregate price to the public of which would exceed $20,000,000, and (B) the Company is a registrant entitled to use Form S-3 or any successor form thereto to register such securities, then the Company shall, as expeditiously as practicable following such request, use its reasonable best efforts to register under the Securities Act on Form S-3 or any successor form thereto, for public sale in accordance with the intended methods of disposition specified in such request or any related subsequent requests (including, without limitation, by means of a Shelf Registration) the Registrable Securities specified in such request and any related subsequent requests; provided, that if such registration is for an Underwritten Offering, the terms of
     Sections 1(e) and 1(f) shall apply (and any reference to "Demand
     Registration" therein shall, for purposes of this Section 1(c), instead be deemed a reference to "S-3 Registration"). Whenever the Company is required by this Section 1(c) to use its reasonable best efforts to effect the registration of Registrable Securities, each of the procedures and requirements of Sections 1(a) and 1(g) (including but not limited to the requirements that the Company (A) notify all Holders of Registrable
     Securities from whom such request for registration has not been received and provide them with the opportunity to participate in the offering and
     (B) use its reasonable best efforts to have a Registration Statement in connection with such S-3 Registration

     declared and remain effective for the time period specified herein) shall apply to such registration (and any reference in such Sections 1(e) and
     1(f) to "Demand Registration" shall, for purposes of this Section 1(c)(i), instead be deemed a reference to "S-3 Registration"). Notwithstanding anything to the contrary contained herein, no request may be made under this Section 1(c) within 90 days after the effective date of a Registration
     Statement filed by the Company covering a firm commitment Underwritten
     Offering in which the Holders of Registrable Securities shall have been entitled to join pursuant to this Agreement in which there shall have been effectively registered all shares of Registrable Securities as to which registration shall have been requested (subject to any reduction pursuant to Section 1(f)). There is no limitation on the number of S-3 Registrations that the Company is obligated to effect in response to Holders' requests for S-3 Registrations, and S-3 Registrations shall not count as Demand
     Registrations for purposes of Section 1(a) or otherwise reduce the number of Demand Registrations to which the Holders are entitled. The Company will pay all Registration Expenses incurred in connection with any S-3
     Registration.

          (ii) Shelf Registration. If a request made pursuant to Section 1(a) or
     1(c) is for a Shelf Registration, the Company shall use its reasonable best efforts to keep the Shelf Registration continuously effective through the date on which all of the Registrable Securities covered by such Shelf
     Registration may be sold pursuant to Rule 144(k) under the Securities Act
     (or any successor provision having similar effect); provided, however, that prior to the termination of such Shelf Registration, the Company shall first furnish to each Holder of Registrable Securities participating in such Shelf Registration (i) an opinion, in form and substance satisfactory to the Majority Holders of the Registration, of counsel for the Company satisfactory to the Majority Holders of the Registration stating that such
     Registrable Securities are freely saleable pursuant to Rule 144(k) under the Securities Act (or any successor provision having similar effect) or
     (ii) a "No-Action Letter" from the staff of the Commission stating that the
     Commission would not recommend enforcement action if the Registrable
     Securities included in such Shelf Registration were sold in a public sale other than pursuant to an effective registration statement.

     (d) Restrictions on Demand Registrations. The Company may postpone for a reasonable period of time the filing of a Prospectus or the effectiveness of a
Registration Statement for a Demand Registration or S-3 Registration if the
Company furnishes to the Holders a certificate signed by the Chief Executive
Officer of the Company, following consultation with, and after obtaining the good faith approval of, the board of directors (the "Board") of the Company, stating that the Company believes that such Demand Registration or S-3
Registration would have a material adverse effect on any proposal by the Company to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction, or otherwise would require disclosure of a material corporate development that the
Company is not otherwise required to disclose, and which disclosure would be detrimental to the Company and its shareholders or would have a material adverse effect on the business, assets, operations, prospects or financial condition of the Company. The Company may

only delay a Demand Registration or an S-3 Registration pursuant to this Section
1(d) by delivery of a Blackout Notice (as defined below) within 30 days of delivery of the request for such Registration under Section 1(a) or (c), as applicable, and may delay a Demand Registration or an S-3 Registration and require the Holders of Registrable Securities to discontinue the disposition of their securities covered by a Shelf Registration only for a reasonable period of time not to exceed 60 days (or such earlier time as such transaction is consummated or no longer proposed) (the "Blackout Period"). There shall not be more than two Blackout Periods in any 12 month period and the aggregate length of such Blackout Periods shall not exceed 120 days in any 12 month period. The
Company shall promptly notify the Holders in writing (a "Blackout Notice") of any decision to postpone a Demand Registration or an S-3 Registration or to discontinue sales of Registrable Securities covered by a Shelf Registration pursuant to this Section 1(d) and shall include a general statement of the reason for such postponement, an approximation of the anticipated delay and an undertaking by the Company promptly to notify the Holders as soon as a Demand
Registration or an S-3 Registration may be effected or sales of Registrable
Securities covered by a Shelf Registration may resume. If the Company shall postpone the filing of a Demand Registration Statement or an S-3 Registration
Statement, the Majority Holders of the Registration who were to participate therein shall have the right to withdraw the request for registration. Any such withdrawal shall be made by giving written notice to the Company within 30 days after receipt of the Blackout Notice. Such withdrawn registration request shall not be treated as a request for a Demand Registration effected pursuant to
Section 1(a) (and shall not be counted towards the number of Demand
Registrations effected), and the Company shall pay all Registration Expenses in connection therewith.

     (e) Selection of Underwriters. If the Initiating Holders holding a majority of the Registrable Securities for which registration was requested intend to distribute the Registrable Securities covered by their Registration Request by means of an Underwritten Offering, they will so advise the Company as a part of the Registration Request, and the Company will include such information in the notice sent by the Company to the other Holders with respect to such
Registration Request and the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment Underwritten
Offering. In such event, the Initiating Holders holding a majority of the
Registrable Securities for which registration was requested will have the right to select the Underwriters or other investment banker(s) and manager(s) to administer the offering, subject to the Company's approval which will not be unreasonably withheld, conditioned or delayed. If the offering is an
Underwritten Offering, the Company will use reasonable best efforts to ensure that the right of any Person (including other Holders) to participate in such registration will be conditioned upon such Person's participation in such underwriting at the same price and on the same terms of underwriting applicable to the Initiating Holders and the inclusion of such Person's Registrable
Securities in the Underwritten Offering (unless otherwise agreed by the Majority
Holders of the Registration), and each such Person will (together with the
Company and the other Holders distributing their securities through such
Underwritten Offering) enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Underwritten Offering. If any Holder disapproves of the terms of the Underwritten Offering, such Holder may elect to withdraw therefrom by

written notice to the Company, the managing Underwriter and the Majority Holders of the Registration.

     (f) Priority on Demand Registrations. The Company will not include in any underwritten registration pursuant to Sections 1(a) or (c) any securities that are not Registrable Securities without the prior written consent of the
Initiating Holders holding a majority of the Registrable Securities for which registration was requested, which consent will not be unreasonably withheld, conditioned or delayed. Other than in connection with a Shelf Registration, if the managing Underwriter advises the Company that in its opinion the number of
Registrable Securities (and, if permitted hereunder, other securities requested to be included in such offering) exceeds the number of securities that can be sold in such offering without materially adversely affecting the successful marketability of the offering (including a material adverse effect on the per share offering price), the Company will include in such offering only such number of securities that in the opinion of such Underwriters can be sold without materially adversely affecting the successful marketability of the offering, which securities will be so included in the following order of priority: (i) first, Registrable Securities, pro rata among the respective
Holders thereof on the basis of the aggregate number of Registrable Securities requested to be included in such registration by each of them, and (ii) second, any other securities of the Company that have been requested to be so included.
Notwithstanding the foregoing, no employee of the Company or any subsidiary thereof will be entitled to participate, directly or indirectly, in any such registration to the extent that the managing Underwriter determines in good faith that the participation of such employee in such registration would adversely affect the marketability or offering price of the securities being sold in such registration. In the event the Company shall not, by virtue of this
Section 1(f), include in any Demand Registration all of the Registrable
Securities of any Holder requesting to be included in such Demand Registration, such Holder may, upon written notice to the Company given within five days of the time such Holder first is notified of such matter, reduce the amount of
Registrable Securities it desires to have included in such Demand Registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the Holders not so reducing shall be entitled to a corresponding increase in the amount of Registrable Securities to be included in such Demand Registration.

     (g) Registration of Other Securities. Whenever the Company shall effect a
Demand Registration, securities other than the Registrable Securities may be covered by such registration only to the extent the inclusion of such other securities is made in compliance with the provisions of Section 1(f).

     (h) Registration Statement Form. Registrations under this Section 1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Initiating Holders holding a majority of the Registrable
Securities for which registration was requested in the Registration Request, and
(ii) which shall be available for the sale of Registrable Securities in accordance with (A) the intended method or methods of disposition specified in the requests for registration and (B) applicable law. The Company agrees to consult with any selling Holder with respect to any information which such selling Holder, upon advice of counsel, has reasonably requested to be included in such Registration Statement.

     (i) Conversions; Exercises. Notwithstanding anything to the contrary herein, in order for any Registrable Securities that are issuable upon the exercise of conversion rights, options or warrants to be included in any registration pursuant to Section 1 or 2 hereof, the exercise of such conversion rights, options or warrants must be effected no later than immediately prior to the closing of any sales under the Registration Statement pursuant to which such
Registrable Securities are to be sold.

     (j) Exclusive Rights. The registration rights granted pursuant to the provisions of this Section 1 shall be in addition to the registration rights granted pursuant to the provisions of Section 2 hereof.

     2. Piggyback Registrations.

     (a) Right to Piggyback. Whenever the Company proposes to register any of its securities (including in response to a demand of a shareholder not party hereto, but excluding a registration pursuant to Section 1, relating solely to employee benefit plans, or relating solely to the sale of debt or convertible debt instruments) and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the
Company will give prompt written notice to all Holders of its intention to effect such a registration and will include in such registration all Registrable
Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the date of the Company's notice (a "Piggyback Registration"). Any Holder that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing Underwriter, if any, on or before the thirtieth (30th) day prior to the planned effective date of such
Piggyback Registration. The Company may delay, terminate or withdraw any registration under this Section 2 prior to the effectiveness of such registration, whether or not any Holder has elected to include Registrable
Securities in such registration, and except for the obligation to pay
Registration Expenses pursuant to Section 2(c) the Company will have no liability to any Holder in connection with such delay, termination or withdrawal; provided, however, that if such delay shall extend beyond 120 days from the date the Company received a request to include Registrable Securities in such Piggyback Registration, then the Company shall again give all Holders the opportunity to participate therein and shall follow the notification procedures set forth in this Section 2(a). There is no limitation on the number of such Piggyback Registrations pursuant to this Section 2 which the Company is obligated to effect. The registration rights granted pursuant to the provisions of this Section 2 shall be in addition to the registration rights granted pursuant to the other provisions of Section 1 hereof.

     (b) Underwritten Registration. If any Piggyback Registration involves an
Underwritten Offering, the Company will so advise the Holders as a part of the written notice given pursuant to Section 2(a). In such event, the Company will use reasonable best efforts to ensure that the right of any Holder to registration pursuant to this Section 2 will be conditioned upon such Holder's participation in such Underwritten Offering and

the inclusion of such Holder's Registrable Securities in the Underwritten
Offering, and each such Holder will (together with the Company and the other
Holders distributing their securities through such Underwritten Offering) enter into an underwriting agreement in customary form with the Underwriter or
Underwriters selected for such Underwritten Offering by the Company. If any
Holder disapproves of the terms of the Underwritten Offering, such Holder may elect to withdraw therefrom by written notice to the Company, the managing
Underwriter and the Holders participating in the Underwritten Offering.

     (c) Piggyback Registration Expenses. The Company will pay all Registration
Expenses in connection with any Piggyback Registration, whether or not any registration or Prospectus becomes effective or final.

     (d) Priority on Primary Registrations. If a Piggyback Registration relates to an underwritten primary offering on behalf of the Company, and the managing
Underwriters advise the Company (a copy of such notice if in writing or prompt communication of the content of such notice, if oral, to be provided by the
Company to each Holder requesting registration) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without materially adversely affecting the successful marketability of such offering, the Company will include in such registration or
Prospectus only such number of securities that in the opinion of such
Underwriters can be sold without materially adversely affecting the successful marketability of the offering, which securities will be so included in the following order of priority: (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities on the basis of the number of Registrable Securities so requested to be included therein owned by each such Holder, and (iii) third, other securities requested to be included in such registration; provided, however, that in the event the
Company will not, by virtue of this Section 2(d), include in any such registration all of the Registrable Securities of any Holder requested to be included in such registration, such Holder may, upon written notice to the
Company given within three days of the time such Holder first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the Holders not so reducing shall be entitled to a corresponding increase in the amount of
Registrable Securities to be included in such registration. Notwithstanding the foregoing, any employee of the Company or any subsidiary thereof will not be entitled to participate, directly or indirectly, in any such registration to the extent that the managing Underwriter determines in good faith that the participation of such employee in such registration would adversely affect the marketability or offering price of the securities being sold in such registration.

     (e) Priority on Secondary Registrations. If a Piggyback Registration
relates to an underwritten secondary registration on behalf of holders of the
Company's securities other than the Holders of Registrable Securities, and the managing Underwriters advise the Company (a copy of such notice if in writing or prompt communication of the content of such notice, if oral, to be provided by the Company to each Holder requesting

registration) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without materially adversely affecting the successful marketability of the offering, the
Company will include in such registration only such number of securities that in the opinion of such Underwriters can be sold without materially adversely affecting the successful marketability of the offering, which securities will be so included in the following order of priority: (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities and Registrable Securities on the basis of the number of securities so requested to be included therein owned by each such holder, and (ii) second, other securities requested to be included in such registration; provided, however, that in the event the Company will not, by virtue of this Section 2(e), include in any such registration all of the
Registrable Securities of any Holder requested to be included in such registration, such Holder may, upon written notice to the Company given within three days of the time such Holder first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the Holders not so reducing shall be entitled to a corresponding increase in the amount of Registrable Securities to be included in such registration. Notwithstanding the foregoing, any employee of the Company or any subsidiary thereof will not be entitled to participate, directly or indirectly, in any such registration to the extent that the managing
Underwriter determines in good faith that the participation of such employee in such registration would adversely affect the marketability or offering price of the securities being sold in such registration.

     (f) Other Registrations. If the Company receives a Registration Request or files a Registration Statement with respect to Registrable Securities pursuant to Section 1 or Section 2, and if such registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities
Act (except on Form S-4 or S-8 or any successor or similar forms), whether on its own behalf or at the request of any holder or holders of such securities, from a period beginning on the date of a Registration Request and ending at least 120 days from the effective date of the effectiveness of such Registration
Statement, and shall not be required to do so notwithstanding any other provision of this Agreement.

     3. Registration Procedures. Subject to Section 1(d), whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof. Without limiting the generality of the foregoing, the Company will, as expeditiously as practicable:

     (a) prepare and (within 60 days after the end of the thirty-day period within which requests for registration may be given to the Company pursuant hereto) file with the Commission a Registration Statement with respect to such
Registrable Securities which Registration Statement shall comply as to form in all material respects with the

requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, make all required filings with the National Association of Securities Dealers, Inc. (the "NASD") and thereafter use its reasonable best efforts to cause such Registration Statement to become effective, provided that before filing a Registration Statement or any amendments or supplements thereto, the Company will furnish to the Holders'
counsel copies of all such documents proposed to be filed, which documents will be subject to review of such counsel at Holders' expense and the Company shall provide the Holders' counsel and any attorney, accountant or other agent retained by any such seller or any Underwriter (each, an "Inspector" and, collectively, the "Inspectors") with a reasonable opportunity, in light of the circumstances, to participate in the preparation of such Registration Statement and each Prospectus included therein (and each amendment or supplement thereto or comparable statement) to be filed with the Commission. Unless such Holders'
counsel has reasonably objected in writing to the filing of such Registration
Statement, amendment or supplement prior thereto, the Company will file such
Registration Statement, Prospectus, amendment or supplement or comparable statement as required by this Agreement. The Company will not file any
Registration Statement or amendment or post-effective amendment or supplement to such Registration Statement to which such Holders' counsel has reasonably objected in writing on the grounds that (and explaining why) such amendment or supplement does not comply in all material respects with the requirements of the
Securities Act or of the rules or regulations thereunder;

     (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration
Statement; provided, that except with respect to any Shelf Registration, such period need not extend beyond nine months after the effective date of the
Registration Statement; and provided further, that with respect to any Shelf
Registration, such period need not extend beyond the time period provided in
Section 1(c), and which periods, in any event, shall terminate when all
Registrable Securities covered by such Registration Statement have been sold
(but not before the expiration of the 90 day period referred to in Section 4(3)
of the Securities Act and Rule 174 thereunder, if applicable);

     (c) furnish to each seller of Registrable Securities and each Underwriter, if any, such number of copies, without charge, of such Registration Statement, each amendment and supplement thereto, including each preliminary Prospectus, final Prospectus, all exhibits and other documents filed therewith and such other documents as such seller may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such seller;

     (d) use its reasonable best efforts to register or qualify such Registrable
Securities under such other securities or blue sky laws of such jurisdictions as any seller or the sole or lead managing Underwriter, if any, reasonably requests, to continue such

                                       10

registration or qualification in effect in each such jurisdiction for as long as such Registration Statement remains in effect (including through new filings or amendments or renewals) and do any and all other acts and things that may be necessary or reasonably advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

     (e) use its reasonable best efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies, authorities or self-regulatory bodies as may be necessary or reasonably advisable in light of the business and operations of the
Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

     (f) promptly notify the Holders' counsel, the sole or lead managing
Underwriter, if any, and each seller of such Registrable Securities, at any time when a Registration Statement related thereto is required to be amended or supplemented or a Prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the Registration Statement or the Prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, as promptly as practicable, prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such Registration Statement or Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Registration Statement or
Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

     (g) notify each seller of any Registrable Securities covered by such
Registration Statement (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to such Registration
Statement or any post-effective amendment, when the same has become effective,
(ii) of any request by the Commission or any state securities or blue sky authority for amendments or supplements to the Registration Statement or the
Prospectus related thereto or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such
Registration Statement or the initiation or threat (of which the Company has actual knowledge) of any proceedings for any of such purposes or (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose;

     (h) if so requested by the Majority Holders of the Registration, use its
reasonable best efforts to cause all such Registrable Securities to be listed on each

                                       11

securities exchange on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any securities exchange (or if the listing of Registrable Securities is not permitted under the rules of each national securities exchange on which the
Company's securities are then listed), use its reasonable best efforts to cause all such Registrable Securities to be listed on The New York Stock Exchange or
Nasdaq Stock Market (as determined by the Company in consultation with the
Majority Holders of the Registration);

     (i) provide a CUSIP number for all Registrable Securities and provide and cause to be maintained a transfer agent and registrar for all such Registrable
Securities not later than the effective date of, or date of final receipt, for such Registration Statement;

     (j) enter into and perform such customary agreements (including underwriting agreements with customary provisions) and provide officers'
certificates and other customary closing documents and take all such other actions as the Majority Holders of the Registration or the Underwriters, if any,
reasonably request in order to expedite or facilitate the disposition of such
Registrable Securities (including, without limitation, effecting a share split or a combination of shares);

     (k) make available for inspection by any seller of Registrable Securities,
Holders' counsel, any Underwriter participating in any disposition pursuant to such Registration Statement and any Inspector, all financial and other records, pertinent corporate documents and documents relating to the business of the
Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller,
Holders' counsel, Underwriter, or Inspector in connection with such Registration
Statement; provided that each Holder will, and will use its commercially reasonable efforts to cause each such Underwriter or Inspector to (i) enter into a confidentiality agreement in form and substance reasonably satisfactory to the
Company and (ii) minimize the disruption to the Company's business in connection with the foregoing; provided, further, that the Company shall not be required to make available for inspection any documents containing material non-public information or otherwise provide such material non-public information to any person unless permitted under applicable securities laws (in particular
Regulation F-D) without also making public disclosure thereof;

     (l) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and any other governmental agency or authority having jurisdiction over the offering, and make available to its security holders, as soon as reasonably practicable earnings statements covering such 12-month periods beginning after the "effective date of the registration statement" (as defined in Rule 158(c) of the Securities Act) in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158
thereunder;

     (m) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or ceasing trading of any securities included in such Registration

                                       12

Statement for sale in any jurisdiction, use its reasonable best efforts promptly to obtain the withdrawal of such order;

     (n) cooperate with each selling Holder of Registrable Securities and each
Underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD and make reasonably available its employees and personnel and otherwise provide reasonable assistance to the Underwriters (taking into account the needs of the Company's businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any Underwritten Offering, including, without limitation, preparing for and participating in such number of "road shows" and all such other customary selling efforts as the Underwriters reasonably request in order to expedite or facilitate such disposition; and
enter into such agreements and take such other actions as the sellers of
Registrable Securities or the Underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

     (o) if requested by the sole or lead managing Underwriter or any selling
Holder of Registrable Securities, obtain one or more comfort letters, addressed to the sellers of Registrable Securities, dated the effective date of such
Registration Statement (and, if such registration includes an underwritten public offering dated the date of the closing under the underwriting agreement for such offering), signed by the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the Holders of a majority of the Registrable Securities being sold in such offering reasonably request;

     (p) if requested by the sole or lead managing Underwriter or any selling
Holder of Registrable Securities, provide legal opinions of the Company's outside counsel and a "negative assurance" letter from counsel, in each case, addressed to the Holders of the Registrable Securities being sold, dated the effective date of such Registration Statement, each amendment and supplement thereto (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the Registration Statement, each amendment and supplement thereto (including the preliminary Prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions and "negative assurance" letters of such nature;

     (q) cooperate with the selling Holders of Registrable Securities and the sole or lead managing Underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the
Underwriters or, if not an Underwritten Offering, in accordance with the instructions of the selling Holders of Registrable Securities at least three business days prior to any sale of Registrable Securities;

     (r) if requested by the sole or lead managing Underwriter or any selling
Holder of Registrable Securities, immediately incorporate in a prospectus supplement or

                                       13

post-effective amendment such information concerning such Holder of Registrable
Securities, the Underwriters or the intended method of distribution as the sole or lead managing Underwriter or the selling Holder of Registrable Securities reasonably requests to be included therein and as is appropriate in the reasonable judgment of the Company, including, without limitation, information with respect to the number of shares of the Registrable Securities being sold to the Underwriters, the purchase price being paid therefor by such Underwriters and with respect to any other terms of the Underwritten Offering of the
Registrable Securities to be sold in such offering; make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; and supplement or make amendments to any Registration Statement if requested by the sole or lead managing Underwriter of such Registrable
Securities; and

     (s) use its reasonable best efforts to take or cause to be taken all other actions, and do and cause to be done all other things, necessary or reasonably advisable to effect the registration of such Registrable Securities contemplated hereby.

The Company agrees not to file or make any amendment to any Registration
Statement with respect to any Registrable Securities, or any amendment of or supplement to the Prospectus used in connection therewith, that refers to any
Holder covered thereby by name, or otherwise identifies such Holder as the holder of any securities of the Company, without the consent of such Holder, such consent not to be unreasonably withheld or delayed, unless and to the extent such disclosure is required by law. If any Registration Statement or comparable statement under "blue sky" laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, and
(ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the
Securities Act or any similar federal statute or any state "blue sky" or securities law then in force, the deletion of the reference to such Holder.

The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such Holder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

The Company represents and agrees that, unless it obtains the prior consent of the Majority Holders of the Registration or Holders' counsel, and each of the
Holders represents and agrees that, unless it obtains the prior consent of the
Company, it will not make any offer relating to Registrable Securities that would constitute a "free writing prospectus" as defined in Rule 433 under the
Securities Act (an "Issuer Free Writing Prospectus"), or that would otherwise constitute a "free writing prospectus," as defined in

                                       14

Rule 405 under the Securities Act, required to be filed with the Commission. The
Company represents that any Issuer Free Writing Prospectus will not include any information that conflicts with the information contained in the Registration
Statement or Prospectus and that any Issuer Free Writing Prospectus, when taken together with the information in the Registration Statement and the Prospectus,
will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4. Registration Expenses.

     (a) Except for Selling Expenses and as otherwise provided for herein, all expenses incidental to the Company's performance of or compliance with this
Agreement whether or not any Registration Statement becomes effective and whether or not all Registrable Securities originally requested to be included in such registration are withdrawn or otherwise ultimately not included in such registration, including, without limitation, all registration, listing and filing fees, fees and expenses of compliance with securities or blue sky laws and the rules of any stock exchange, word processing, duplicating, distributing and printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company, all independent certified public accountants (including the expenses of any audit and/or "cold comfort" letters),
Underwriters and other Persons retained by the Company, the reasonable out-of-pocket expenses incurred in connection with making road show presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Securities which are customarily borne by the issuer (all such expenses, "Registration Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit or quarterly review, the expenses of its liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on The New York Stock Exchange or Nasdaq Stock Market. All Selling
Expenses will be borne by the holders of the securities so registered pro rata on the basis of the number of their securities so registered.

     (b) In connection with each registration pursuant to Section 1 and each
Piggyback Registration whether or not any Registration Statement becomes effective and whether or not all Registrable Securities originally requested to be included in such registration are withdrawn or otherwise ultimately not included in such registration, the Company will reimburse the holders of
Registrable Securities covered by such registration or qualification for the reasonable fees and disbursements of one United States counsel, which counsel shall be selected (i) in the case of a Demand Registration or an S-3
Registration by the Initiating Holders holding a majority of the Registrable
Securities for which registration was requested in the Registration Request, and
(ii) in all other cases, by the Majority Holders of the Registration, and in each case in consultation with the Company.

                                       15

     (c) To the extent Registration Expenses are not required to be paid by the
Company pursuant to this Agreement, each holder of securities included in any registration or qualification hereunder will pay those Registration Expenses allocable to the registration or qualification of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered or qualified.

     5. Indemnification.

     (a) The Company agrees to indemnify and hold harmless, and hereby does indemnify and hold harmless, each Holder, its Affiliates and their respective officers, directors and partners, members, shareholders, employees, and agents
(each, an "Agent") and each Person who "controls" such Holder (within the meaning of the Securities Act and Section 20 of the Exchange Act) against, and pay and reimburse such Holder, Agent or controlling person for any losses, claims, damages, liabilities, joint or several, to which such Holder, Agent or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus, preliminary Prospectus or
Issuer Free Writing Prospectus or any amendment thereof or supplement thereto,
(ii) any omission or alleged omission of a material fact required to be stated
therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of any rule or regulation promulgated under the
Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and the Company will pay and reimburse such Holder and each such Agent and controlling person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding, provided that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such Registration Statement, any such Prospectus, preliminary Prospectus or Issuer Free Writing Prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the
Company by such Holder or its Affiliates for use therein. In connection with an
Underwritten Offering, the Company, if requested, will indemnify such
Underwriters, their officers and directors and each Person who controls such
Underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders.

     (b) In connection with any Registration Statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information, affidavits and officer's certificates as the Company reasonably requests for use in connection with any such Registration Statement, Prospectus or preliminary Prospectus and, will indemnify and hold harmless the Company, its directors and officers, each

                                       16

Underwriter and each other Person who "controls" the Company (within the meaning of the Securities Act and Section 20 of the Exchange Act) and each such
Underwriter against any losses, claims, damages, liabilities, joint or several, to which the Company or any such director or officer, any such Underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such Registration Statement, any such Prospectus or preliminary Prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such Holder for use therein, and such Holder will reimburse the Company and each such director, officer, Underwriter and controlling Person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding, provided that the obligation to indemnify and hold harmless will be individual and several to each Holder and will be limited to the proceeds received by such
Holder from the sale of Registrable Securities pursuant to such Registration
Statement.

     (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the registration and sale of any securities by any Person entitled to any indemnification hereunder and the expiration or termination of this Agreement.

     (e) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, will contribute to the amount

                                       17

paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder will be obligated to contribute pursuant to this Section 5(e) will be limited to an amount equal to the proceeds to such Holder of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registrable Securities). The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section
5(e) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding sentence. No person guilty of fraudulent misrepresentation
(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     6. Participation in Underwritten Registrations.

     (a) No Holder may participate in any registration hereunder that is underwritten unless such Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the Person or
Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing Underwriter(s), provided that no Holder will be required to sell more than the number of Registrable Securities that such Holder has requested the Company to include in any registration), (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) cooperates with the Company's reasonable requests in connection with such registration or qualification (it being understood that the Company's failure to perform its obligations hereunder, which failure is caused by such Holder's failure to cooperate, will not constitute a breach by the Company of this Agreement). Notwithstanding the foregoing, no Holder will be required to agree to any indemnification obligations on the part of such Holder that are greater than its obligations pursuant to Section 5(b).

     (b) Each Holder that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) above, such Holder will forthwith discontinue the disposition of its Registrable Securities pursuant to the
Registration Statement until such Holder

                                       18

receives copies of a supplemented or amended Prospectus as contemplated by such
Section 3(f). In the event the Company gives any such notice, the applicable time period mentioned in subsection 3(b) during which a Registration Statement is to remain effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this
Section 6(b) to and including the date when each seller of a Registrable
Security covered by such Registration Statement will have received the copies of the supplemented or amended Prospectus contemplated by Section 3(f).

     7. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the
Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

     (a) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times,

     (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act,
and

     (c) take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such
Holder to sell Registrable Securities without registration under the Securities
Act within the limitation of the exemptions provided by (i) Rule 144 under the
Securities Act, as such rules may be amended from time to time, or (ii) any other rule or regulation now existing or hereafter adopted by the Commission.

Upon the request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

     8. Lock Up Agreements. In consideration for the Company agreeing to its obligations under this Agreement, each Holder agrees in connection with any registration of the Company's securities (whether or not such Holder is participating in such registration) upon the timely request of the Company and the Underwriters managing any Underwritten Offering of the Company's securities, not to effect (other than pursuant to such registration) any public sale or distribution of Registrable Securities, including, but not limited to, any sale pursuant to Rule 144 or Rule 144A, or make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company without the prior written consent of the Company or such Underwriters, as the case may be, for such period of time (not to exceed 90 days) from the effective date of such registration as the Company and the Underwriters may specify, such consent not to be unreasonably withheld, delayed or conditioned, in the case of the Company, so long as all Holders or shareholders holding more than five percent (5%) of the outstanding Common Shares and all officers and directors of the Company are bound by a comparable obligation, provided that nothing herein will prevent any
Holder that is a partnership or corporation from

                                       19

making a distribution of Registrable Securities to the partners or shareholders thereof that is otherwise in compliance with applicable securities laws, so long as such distributees agree to be so bound. The Company agrees that (i) if timely requested in writing by the sole or lead managing Underwriter in an Underwritten
Offering of any Registrable Securities, not to make any short sale of, loan, grant any option for the purchase of or effect any public sale or distribution of any of the Company's equity securities (or any security convertible into or exchangeable or exercisable for any of the Company's equity securities) during the time period reasonably requested by the sole or lead managing Underwriter not to exceed 90 days, beginning on the effective date of the applicable
Registration Statement (except as part of such underwritten registration or pursuant to registrations on Forms S-4 or S-8 or any successor form to such forms), and (ii) it will cause each holder of equity securities (or any security convertible into or exchangeable or exercisable for any of its equity securities) of the Company purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to so agree.

     9. Term. This Agreement will be effective as of the date hereof and will continue in effect thereafter until the earliest of (a) its termination by the consent of the Company and the holders of not less than 66 2/3% of the
Registrable Securities, (b) the dissolution, liquidation or winding up of the
Company and (c) the date on which no Registrable Securities remain outstanding;
provided, that Sections 5, 10, 12, 13, 14 and 15 shall survive any such termination, in accordance with their terms.

     10. Voting Rights. (a) The Company and each Holder shall take all necessary and desirable actions within its control (including, without limitation, calling special board or shareholder meetings to seek approval of amendments and/or restatements of the Company's Charter or Bylaws, proposing a slate of director nominees and voting in favor of such nominees, as applicable in each case), so that:

          (i) For so long as the Investors have the right to designate one or more individuals for election to the Board in accordance with this Section
     10, the total authorized number of members of the Board shall be fixed at eight, subject to adjustment as is necessary to implement the provisions set forth below.

          (ii) For so long as any Investor (or its Affiliates) beneficially owns
     Convertible Shares, Common Shares or Common Share Equivalents, such
     Investor shall be entitled to designate for election to the Board such number of individuals (and such designated individuals shall be elected as members of the Board) determined from time to time, as follows:

               (A) Effective upon the closing of the issuance and sale by the
          Company, and the purchase by such Investor, of Convertible Shares pursuant to the Securities Purchase Agreement (the "Closing"), such
          Investor (or its respective Affiliates) shall be entitled to designate for election to the Board one individual;

                                       20

               (B) Effective upon the closing of the Rights Offering, the
          Investors shall be entitled to designate for election to the Board such total number of individuals (and such designated individuals shall be elected as members of the Board) determined from time to time, as follows (and including any individuals designated to the
          Board pursuant to clause (A) above): (1) if the Investors Voting
          Shares Percentage is equal to or less than 22%, two individuals, one of whom shall be designated by MassMutual and one of whom shall be designated by Jefferies, (2) if the Investors Voting Shares Percentage
          is greater than 22% and equal to or less than 30%, three individuals, two of whom shall be designated by Jefferies for the initial Board
          Class Term and one of whom shall be designated by MassMutual for the initial Board Class Term (and in conformity with Section 10(a)(i), the total number of members of the Board shall then be fixed at nine);
          provided, that following the expiration of the initial Board Class
          Term, MassMutual shall have the right to designate two individuals for the next Board Class Term and Jefferies shall have the right to designate one individual for the next Board Class Term, and Jefferies and MassMutual shall thereafter alternate having the right to designate two and one individuals to the Board, respectively, for each successive Board Class Term and (3) if the Investors Voting Shares
          Percentage is more than 30%, four individuals, two of whom shall be designated by MassMutual and two of whom shall be designated by
          Jefferies (and in conformity with Section 10(a)(i), the total number of members of the Board shall then be fixed at ten); provided, however, that, notwithstanding the foregoing, following the closing of the Rights Offering (x) for so long as the Investors (or their
          Affiliates) in the aggregate own at least 25% but less then 50% of the
          Purchased Shares, the Investors shall be entitled to retain the right to designate for election to the Board two individuals (including any individuals designated pursuant to clause (A) above), one of whom shall be designated by MassMutual and one of whom shall be designed by
          Jeffries, (y) for so long as the Investors (or their Affiliates) in the aggregate beneficially own at least 10% but less than 25% of the
          Purchased Shares, the Investors shall be entitled to designate for election to the Board one individual (in lieu of any individual designated pursuant to clause (A) above) who shall be designated by
          MassMutual for the initial Board Class Term and by Jefferies for the next Board Class Term, and MassMutual and Jefferies shall thereafter alternate having the right to designate one individual to the Board for each successive Board Class Term and (z) if the Investors (or their Affiliates) in the aggregate beneficially own less than 10% of the Purchased Shares all rights under this Section 10 of the Investors
          (including rights pursuant to clause (A) above) to designate individuals for election to the Board shall terminate; provided, further, that until the Financial Services Consents set forth on Annex
          I attached hereto are obtained, the Investors shall not be entitled to designate any Investor Directors other than pursuant to clause (A)
          above.

                                       21

          (iii) Subject to applicable law and exchange rules and regulations, each Investor shall be entitled to designate the number of members of each committee of the Company established by the Board that is proportionate to such Investor's representation on the Board; provided, however, that any individual who is designated by an Investor to serve on the Audit Committee of the Board in accordance with this Section 10(a)(iii) may be appointed to such Audit Committee only if such designee, at the time of such appointment, meets the applicable "independence" standards for audit committee members as then required by the applicable rules of The New York
     Stock Exchange or Nasdaq Stock Market or any other United States securities exchange or association, as the case may be, on which the Common Shares are then listed.

          (iv) For so long as Investors have the right to designate directors for election to the Board, such Investor shall also have the right to notify the Company of its intent to remove from the Board or such committees thereof the Investor Directors so designated by such Investor, and the Company shall use its reasonable best efforts to take all actions necessary to effect such removal. If a vacancy is to occur on the Board or any such committee thereof arising from the removal, resignation, death or incapacity of a director designated by any Investor, such Investor shall have the sole right to designate a director to fill such vacancy. The
     Company shall take all actions necessary to fill such a vacancy promptly upon notice by Investors of their designation of a replacement director.

          (v) For so long as the holders of 8.90% Series C Cumulative Redeemable
     Preferred Stock and/or holders of any other preferred stock having similar voting rights, have the right to designate in the aggregate two additional directors to the Board pursuant to Section 6(c) of the 8.90% Series C
     Cumulative Redeemable Preferred Stock Articles Supplementary of the Company
     (or similar provision of the articles supplementary governing such other preferred stock), the Company shall have the right to increase the size of the Board by 2 directorships, which directorships shall be filled by the holders of 8.90% Series C Cumulative Redeemable Preferred Stock and/or
     holders of any other preferred stock having similar voting rights. No such designation shall reduce the total number of Directors that may be designated by the Board or the Investors as provided in this Section 10.

          (vi) The Company agrees that it shall use its reasonable best efforts to take all actions necessary to cause any Investor Director to be elected to the Board as promptly as practicable following such designation by an
     Investor pursuant to this Section 10.

     (b) In addition to the rights set forth in Section 10(a), the Investors shall otherwise have the right to participate in the election of the Board on the same terms as other holders of Voting Shares of the Company.

                                       22

     (c) So long as any Investor Director serves on the Board, the Company shall maintain directors and officers indemnity insurance coverage for the Investor
Directors on the same basis as which it is provided to other members of the
Board.

     (d) Notwithstanding the foregoing, during any period in which the Investors shall have the right to designate one or more individuals for election to the
Board in accordance with this Section 10, (i) the Investors shall have the right to designate one or more individuals, as appropriate, to act as a "Board
Observer" in lieu of serving as a director and (ii) each Investor shall have the right to designate up to two individuals, as appropriate, to act as a board observer (a "Subsidiary Board Observer") on the boards of directors of
Subsidiaries of the Company (each, a "Subsidiary Board"). The number of Board
Observers appointed by any Investors shall count against the number of Investor
Directors that such Investor may designate. The designation of any individual to act as a Board Observer or Subsidiary Board Observer shall be made in writing delivered to the Company, identifying the Board Observer or Subsidiary Board
Observer, as the case may be, and in the case of any Board Observer, the particular directorship that such Board Observer will act in lieu of. Any Board
Observer may be re-designated for election as an Investor Director at any time by the Investors delivering a written notice of such re-designation to the
Company, which notice shall identify the Board Observer and the identity of the individual nominated for election as Investor Director (which may or may not be the same person as the identified Board Observer). The Company will provide any
Board Observer or Subsidiary Board Observer with prior notice of the time and place of any proposed meeting of the Board or Subsidiary Board, as applicable, and any proposed action by written consent of the Board or such Subsidiary
Board. In addition, the Company will provide any Board Observer or Subsidiary
Board Observer, as the case may be, with copies of any documents that are provided by the Company or any of the Company's Affiliates to members of the
Board or Subsidiary Board, as applicable, in connection with any meeting of the
Board or any Subsidiary Board or action by written consent of the Board or any
Subsidiary Board. All such notices of meetings and written materials shall be delivered to the Board Observers and Subsidiary Board Observers at the same time and in the same format as the notice of meetings and written materials delivered to applicable members of the Board or Subsidiary Board, as the case may be. The
Board Observers and Subsidiary Board Observers shall be entitled to attend any
Board or Subsidiary Board meeting, as applicable, or if a meeting is to be held by telephone conference, to participate therein, but the foregoing right of attendance or participation shall not include the right to vote on any matter presented to the Board or any such Subsidiary Board. Any information provided to a Board Observer or Subsidiary Board Observer as a result of the rights under this Section 10(d) shall be treated by such Board Observer or Subsidiary Board
Observer in the same manner as if such Board Observer or Subsidiary Board
Observer had obtained such information as a member of the Board or Subsidiary
Board, as the case may be. A Board Observer or Subsidiary Board Observer shall be entitled to attend or participate in meetings or telephone conferences of committees of the Board or such Subsidiary Board, and to receive information delivered to such committees, to the same extent that such Board Observer or
Subsidiary Board Observer would have been entitled if serving as a member of the
Board or Subsidiary Board, as applicable, instead of acting only as a Board
Observer or Subsidiary Board Observer. Notwithstanding the foregoing, the
Company reserves the

                                       23

right to withhold any information, documents or notices and to exclude any Board
Observer or Subsidiary Board Observer from any Board or Subsidiary Board meeting or committee meeting or any portion thereof if access to such information or documents or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in the disclosure of trade secrets or a conflict of interest. The Company shall reimburse any Investor Director, Board Observer or Subsidiary Board Observer for
the reasonable expenses incurred by such Investor Director, Board Observer or
Subsidiary Board Observer in connection with the attendance of meetings of the
Board or Subsidiary Board (or any committee thereof) in a manner that is consistent with the Company's policy for reimbursement for members of the Board or any such Subsidiary Board, as applicable, provided such reimbursements shall only include cash. Notwithstanding any Company policy regarding the payment of non-cash compensation to its directors, the Investor Directors shall not be eligible to receive any non-cash compensation, including stock or stock options;
provided, however, that this limitation shall not apply to to the extent that
(x) any such Investor Director requests payment of non-cash compensation in the same manner that the Company pays non-cash compensation to its other directors and (y) the payment of such non-cash compensation by the Company to any such
Investor Director would not violate applicable laws (including applicable regulatory laws) or the rules and regulations of The New York Stock Exchange or impair the net operating losses of the Company (for federal income tax purposes). Prior to the designation of any individual to act as a Board Observer or Subsidiary Board Observer, such individual shall enter into a confidentiality agreement with the Company on terms reasonably acceptable to the Investors.

     (e) Notwithstanding anything herein to the contrary, the rights granted to the Investors in this Section 10 or otherwise in this Agreement are subject to
(i) the rules and regulations of the New York Stock Exchange or such other securities exchange on which the Common Shares may be listed, including without limitation Rule 303A.01 of the New York Stock Exchange Listed Company Manual,
which requires that companies listed on the New York Stock Exchange must have a majority of independent directors and (ii) the corporate governance matters set forth in Annex A of the Stipulation of Settlement.

     (f) For the avoidance of doubt, for purposes of this Section 10, MassMutual
(and its Affiliates) shall be deemed one Investor and Jefferies (and its
Affiliates) shall be deemed another (and separate) Investor.

     (g) For so long as any Convertible Shares are outstanding, in addition to any other vote of members or shareholders of the Company required under applicable law or the Charter or Bylaws of the Company, the holders of the
Convertible Shares will have the rights set forth in Section 5(b) of the
Articles Supplementary applicable to such Convertible Shares and the Company shall not take any action or fail to take any action that, in any event, would be inconsistent with, or would otherwise impede or frustrate the rights of such holders of Convertible Shares under Section 5(b) of the applicable Articles
Supplementary.

     (h) For so long as any Investor (or its respective Affiliates) beneficially owns at least 25% of the Convertible Shares purchased at the Closing, in addition to any other

                                       24

vote of shareholders of the Company required under applicable law (including, without limitation, the Maryland General Corporation Law) or the Charter or
Bylaws of the Company, the prior approval or written consent, of the Investors, will be required for the Company to (i) effect, consummate or permit to occur any Change of Control or Liquidation Event, or for any voluntary bankruptcy, insolvency or receivership (other than a Liquidation Event) (or agree to do any of the foregoing), or permit any of its Subsidiaries to do any of the foregoing, unless any such transaction referred to in this Section 10(g) results in the payment to the Investors of cash or other property with an aggregate Fair Market
Value per Convertible Share of not less than (A) 1.75 multiplied by (B) (1) the
Initial Stated Value of a Convertible Share (subject to appropriate adjustment in the event of an Extraordinary Stock Event) less (2) all cash dividends previously paid per Convertible Share, (ii) create, issue, authorize or increase
(including by way of a recapitalization) the authorized amount of, or create, issue or authorize any obligation or security convertible into, or exercisable or exchangeable for, or evidencing a right to purchase any Series D-1 Preferred
Shares, Series D-2 Preferred Shares, Parity Shares or Capital Stock of any
Subsidiary of the Company, whether any such creation or authorization shall be by means of amendment of the applicable charter (whether by way of an articles supplementary, certificate of designations or otherwise) or by merger, consolidation or otherwise, except for (x) the issuance of Series E Preferred
Shares in satisfaction of the 2007 Section 858 Dividend, (y) the issuance of
Series D-1 Preferred Shares pursuant to the Securities Purchase Agreement or (z)
the issuance of Series D-2 Preferred Shares upon conversion of the Series D-1
Preferred Shares, in connection with the Rights Offering or pursuant to the
Standby Purchase Agreement; provided, that the consent rights of the Investors pursuant to this Section 10(h)(ii) shall not be applicable with respect to the
Capital Stock of any Subsidiary of the Company created, issued or authorized by the Company (1) in connection with bona fide commercial transactions or securitizations to which such Subsidiary of the Company is a party or in connection with the Company's formation of a new joint venture or (2) for issuance to the Company or any of its wholly owned Subsidiaries, (iii) approve or make any amendment to the terms of the Series D-1 Preferred Shares or the
Series D-2 Preferred Shares, (iv) reclassify any authorized shares of the
Company into any Series D-1 Preferred Shares, Series D-2 Preferred Shares or
Parity Shares, or any obligation or security convertible into or exercisable for, or evidencing a right to purchase any Series D-1 Preferred Shares, Series
D-2 Preferred Shares or Parity Shares, (v) except as specifically contemplated by this Section 10, increase or decrease the number of directors constituting the Board of Directors or any committee of the Board of Directors or change the method of electing members of the Board of Directors or board committee members,
(vi) enter into or amend any transactions with Affiliates of the Company other than wholly owned Subsidiaries of the Company that are not on an arms-length basis, (vii) consummate any transaction that could or could reasonably be expected to, individually or in the aggregate, adversely affect or impair the rights, privileges or preferences of the Holders in such capacity, and (viii)
enter into any contract, agreement, commitment or understanding with respect to any of the foregoing.

     (i) If at any time or from time to time there shall be a recapitalization of the Common Shares (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Agreement) provision shall be made so that the

                                       25

Investors shall thereafter be entitled to receive upon conversion of any
Convertible Shares the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of Common Shares deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made to the Convertible Shares and the Company's organizational documents relating to such Convertible Shares (including adjustment of the Conversion Price then in effect and the number of shares issuable upon conversion of such Convertible Shares) such that after the recapitalization, the securities outstanding shall be as nearly equivalent as practicable to the Convertible Shares immediately prior to such recapitalization.

     (j) The Company will not, by amendment of its Charter or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder or under the Articles Supplementary by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Agreement and the Articles Supplementary and in the taking of all such action as may be necessary or appropriate in order to protect the Investors against dilution or other impairment. The provisions of this Section 10(j) will similarly apply to successive reorganizations, recapitalizations, transfers of assets, consolidations, mergers, dissolutions, issuances or sales of securities or other voluntary actions.

     11. Transfer Restrictions; Register; Transfer Agent Instructions.

     (a) The Investors shall and shall cause their Affiliates to give prior notice to the Company of any transfer of Convertible Shares to any Person, including an Affiliate of an Investor. Such notice shall include the identity of the transferee.

     (b) The Company acknowledges and agrees that the Convertible Shares and the
Common Shares issuable upon conversion of the Convertible Shares may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by such securities. The pledge of
Convertible Shares or the Common Shares issuable upon conversion of the
Convertible Shares shall not be deemed to be a transfer, sale or assignment of such securities hereunder, and no Investor effecting a pledge of such securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any of the Other
Agreements, unless otherwise required by applicable law. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Convertible
Shares or the Common Shares issuable upon conversion of the Convertible Shares may reasonably request in connection with a pledge of such securities to such pledgee by an Investor.

     (c) The Company shall (or shall cause its transfer agent to) maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Convertible Shares), a register for the Convertible Shares, in which the Company shall record the name and address of the person in whose name the Convertible Shares have been issued
(including the name and address of each

                                       26

transferee), the principal amount of Convertible Shares held by such person, and the number of Common Shares issuable upon conversion of the Convertible Shares held by such person. The Company or its transfer agent shall keep the register open and available at all times during business hours for inspection of any
Investor or its legal representatives.

     (d) The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company ("DTC"), registered in the name of each Investor or its respective nominee(s) or transferee(s), for the Convertible Shares issued at the Closing or for Common Shares issued pursuant to or upon conversion of the Convertible Shares or transfer thereof in such amounts as specified from time to time by each Investor to the Company upon conversion or transfer of the Convertible Shares in the form of Exhibit A attached hereto (the "Irrevocable Transfer Agent Instructions"). The Company
warrants that no instruction other than the Irrevocable Transfer Agent
Instructions referred to in this Section 11(d), and stop transfer instructions to give effect to Section 6.9 of the Securities Purchase Agreement, will be given by the Company to its transfer agent, and that the Convertible Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Other Agreements, subject to applicable law. If an Investor effects a sale, assignment or transfer of the Convertible Shares or Common Shares issuable upon conversion of the
Convertible Shares, in each case, in accordance with this Agreement, the Other
Agreements and applicable law, the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Investor to effect such sale, assignment or transfer. In the event that such sale, assignment or transfer involves the
Convertible Shares or Common Shares issuable upon conversion of the Convertible
Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act, the transfer agent shall issue such securities to Investor, assignee or transferee, as the case may be, without any restrictive legend. Immediately prior to the execution of this
Agreement, the Company has delivered to each Investor a copy of the Irrevocable
Transfer Agent Instructions, which instructions have been delivered to and acknowledged in writing by the Company's transfer agent.

     12. Preemptive Rights.

     (a) For so long as such Preemptive Rights Holder owns no less than 25% of the Convertible Shares purchased at the Closing, if the Company proposes to issue or sell any Common Shares, Common Share Equivalents or Debt Securities to
any Person or Persons other than the Holders other than (i) an issuance of securities registered on Form S-8 or any successor form thereto or otherwise issued under any employee benefits plan approved by the Compensation Committee of the Board, (ii) any securities registered on Form S-4 or any successor form thereto or otherwise issued in an exchange offer or business combination transaction, (iii) any securities issued in connection with the Company's financing facilities or securitization transactions, in each case in the ordinary course of the Company's business operations, (iv) any securities issued as a dividend or

                                       27

distribution upon any shares of capital stock of the Company, (v) any securities issued pursuant to the conversion or exercise of securities that are outstanding as of the date hereof and (vi) any securities to be issued pursuant to the
Rights Offering and the Standby Purchase Agreement (a "New Issuance"), the
Company shall (A) give each of the Preemptive Rights Holders 30 days' prior written notice of the proposed issuance or sale and (B) offer to sell to the
Preemptive Rights Holders, on the same terms and conditions as the proposed sale to such Person or Persons, the respective numbers of such securities which, if all such securities were purchased, would result in the Preemptive Rights
Holders holding that percentage of such securities equal to the percentage of
Common Shares on a fully diluted basis owned by the Preemptive Rights Holders immediately prior to such sale. Such offer shall remain open for 15 days after notice of such New Issuance has been received by such Preemptive Rights Holder.
If requested by the Preemptive Rights Holders, the Company will issue to the
Preemptive Rights Holders (or any Affiliate designated by such Preemptive Rights
Holders) a different class of equity or debt securities (as the case may be), which shall be identical to those to be issued except that they will be non-voting and convertible into those equity or debt securities (as the case may
be) to be issued.

     (b) Notwithstanding the provisions of Section 12(a), in the event a
Preemptive Rights Holder has purchased Common Shares or any securities convertible into Common Shares in the open market after the date of this
Agreement and if at the time of the exercise by such Preemptive Rights Holder of the preemptive rights granted pursuant to Section 12(a), the securities issued pursuant to Section 12(a) would result in an issuance of securities to such
Preemptive Rights Holder that would exceed the Maximum Preemptive Rights Amount, then the amount of securities such Preemptive Rights Holder shall be permitted to purchase shall be reduced to the extent necessary to comply with the Maximum
Preemptive Right Amount; provided, however, that this limitation shall not apply
(and such Preemptive Rights Holder shall not be restricted from exercising its preemptive rights pursuant to this Section 12(a)) if, at the time that such
Preemptive Rights Holder is or would otherwise be entitled to exercise its rights under this Section 12(a), there is occurring with respect to the
Indebtedness of the Company or any of its Subsidiaries (x) any default in the payment of principal, premium or interest of such Indebtedness, (y) any continuing default in the performance of any financial covenant by the Company or any of its Subsidiaries under any loan, credit agreement, note, bond, mortgage, indenture or similar instrument evidencing such Indebtedness or (z)
any acceleration of such Indebtedness or enforcement action by the holders of such Indebtedness, in any such case so long as such Indebtedness is in excess of
$5,000,000.

     (c) Upon the expiration of the offering period described above, the Company shall be entitled to sell such securities that the Holders have not elected to purchase during the 90-day period following such expiration at a price and on terms and conditions no more favorable to the purchasers thereof than those offered to the Preemptive Rights Holders. Any such securities offered or sold by the Company after such 90-day period must be reoffered to the Holders pursuant to the terms of this Section 12. The closing of any purchase by the Holders pursuant to Section 12(a) shall be held at the time and place of the closing of, and on the same terms and conditions as, the New Issuance, or at such other time and place as the parties to the transaction may agree. At such closing, the

                                       28

participating Holders shall deliver, by certified or official bank check or wire transfer, so much of the purchase price for its portion of the New Issuance as is payable in cash and shall pay the balance in accordance with the agreed upon terms of the transaction, and all parties to the transaction shall execute such documents as are otherwise customary and appropriate.

     13. No Restriction on Ability to Engage in Competing Businesses.

     The parties acknowledge that the Investors and their Affiliates are engaged, and may in the future engage, in a variety of financial services businesses, including businesses that may relate to or involve mortgage lending, mortgage portfolio management or loan servicing, and may make investments in, and have investments in, other businesses from time to time similar to and that may compete with the businesses of the Company and its direct and indirect subsidiaries ("Competing Businesses"). The Investors and their Affiliates reserve the right to make additional investments in other Competing Businesses independent of their investments in the Company. In addition, by virtue of an
Investor holding equity or other interests in the Company or by having individuals designated by or affiliated with such Investor serving on or observing at meetings of the Board (or committees thereof) or otherwise (an
"Investor Director"), no Investor nor any of the Investor's respective
Affiliates, including without limitation, any Investor Director (to the extent not prohibited by the Investor Director's non-waivable fiduciary duties under
Maryland law), shall have any obligation to the Company or any Subsidiary of the
Company to refrain from competing with the Company or any Subsidiary of the
Company, making investments in Competing Businesses, or otherwise engaging in any commercial activity; and none of the Company or any Subsidiary of the
Company shall have any right with respect to any such other investments or activities undertaken by such Investor or such Affiliates. Without limitation of the foregoing, each Investor or any Affiliates thereof, including, without limitation, any Investor Director (to the extent not prohibited by the Investor
Director's non-waivable fiduciary duties under Maryland law), may engage in or possess an interest in other business ventures of any nature of description, independently or with others, similar or dissimilar to the business of the
Company or any Subsidiary of the Company, and none of the Company, any
Subsidiary of the Company or any Investor (other than such Investor) shall have any rights or expectancy by virtue of such Investor's relationships with the
Company, this Agreement or otherwise in and to such independent ventures or the income or profits derived therefrom; and the pursuit of any such venture, even if such investment is in a Competing Business shall not be deemed wrongful or improper. No Investor nor any of their respective Affiliates, including, without limitation, any Investor Director, shall be obligated to present any particular investment or business opportunity to the Company or any Subsidiary of the
Company even if such opportunity is of a character that, if presented to the
Company or a Subsidiary of the Company, could be taken by the Company, and the
Investors and their respective Affiliates shall continue to have the right to take for their own respective accounts or to recommend to others any such particular investment or business opportunity.

     14. Change of Control.

                                       29

     (a) In addition to the rights of the Investors under Section 14(b) upon a
Change of Control, each Investor shall have the right, at such Investor's option, to require the Company to redeem all or a portion of such Investor's
Convertible Shares at a price per share equal to the Change of Control
Redemption Price. No sooner than 20 Business Days nor later than 10 Business
Days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier (a "Notice of Change of
Control") to each Investor. At any time during the period beginning after receipt by an Investor of a Notice of Change of Control and ending on the date that is ten days after the consummation of such Change of Control, any Investor may require the Company to redeem all or a portion of such Investor's
Convertible Shares then outstanding by delivering written notice thereof via facsimile and overnight courier (a "Notice of Redemption Upon Change of
Control") to the Company, which Notice of Redemption Upon Change of Control shall indicate the number of Convertible Shares that such Investor is submitting for redemption. Upon the Company's receipt of a Notice(s) of Redemption Upon
Change of Control from any Investor, the Company shall promptly, but in no event later than one (1) Business Day following such receipt, notify each Investor by facsimile of the Company's receipt of such Notice(s) of Redemption Upon Change of Control and of the Company's calculation of the applicable Change of Control
Redemption Price. The Company shall deliver the applicable Change of Control
Redemption Price simultaneously with the consummation of the Change of Control and the relevant Convertible Shares shall thereupon be redeemed and cancelled.
Payments provided for in this Section 14(a) shall be made prior to any payments to other shareholders (other than holders of shares of the Company's capital stock ranking senior or pari passu to the Convertible Shares as to distribution of assets upon a Liquidation Event; provided, that in the case of any pari passu securities, that such pari passu securities were not created by the Company in anticipation of a Change of Control) in connection with a Change of Control.

     (b) In addition to the rights of the Investors under Section 14(a) and to the extent an Investor elects not to exercise all or any portion of its rights under Section 14(a) upon the occurrence of a Change of Control, if at any time there shall occur any (A) sale of all or substantially all of the Company's assets to an acquiring Person or (B) other Change of Control following which the
Company is not the surviving entity, then, as part of and as a condition to the effectiveness of such asset sale or other Change of Control, the Company will secure from the Person purchasing such assets or the successor, or, if applicable, the parent of the successor, resulting from such Change of Control
(in each case, the "Acquiring Entity") a written agreement (in form and substance reasonably satisfactory to Investors holding at least a majority of the Convertible Shares then outstanding that have not elected to exercise their rights under Section 14(a)) to deliver to each Investor in exchange for such shares, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to the Convertible Shares, including, without limitation, having a ranking, stated value, liquidation preference, rights and privileges equal or equivalent to the ranking, stated
value, redemption rights, Liquidation Preference, conversion, voting and other rights and privileges of the Convertible Shares held by such Investor at the time of exchange, and otherwise reasonably satisfactory to the Investors holding at least a majority of the Convertible Shares then outstanding that have not elected to exercise their rights under Section 14(a). In addition to the rights of the Investors under this Section 14, prior to the consummation of any Change of Control, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the Investors holding at least a majority of the

                                       30

Convertible Shares then outstanding) to insure that each of the Investors will thereafter have the right to acquire and receive in lieu of or in addition to
(as the case may be) the Common Shares immediately theretofore acquirable and receivable upon the conversion of such Investor's Convertible Shares such shares of stock, securities or assets that would have been issued or payable in such
Change of Control with respect to or in exchange for the number of Common Shares which would have been acquirable and receivable upon the conversion of such
Investor's Convertible Shares as of the date of such Change of Control (without taking into account any limitations or restrictions on the convertibility of the
Convertible Shares). The provisions of this Section 14(b) will similarly apply to successive Change of Control transactions.

     15. Waiver of Transfer Restrictions.

     (a) The Company represents and warrants that in accordance with Section
9(b) of the Articles Supplementary for the 9.00% Series D-1 Mandatory
Convertible Preferred Stock and Section 7(b) of the Articles Supplementary for
the 9.00% Series D-2 Mandatory Convertible Preferred Stock (collectively, the
"Transfer Restrictions"), the Board has irrevocably waived the provisions of the
Transfer Restrictions with respect to each of the Investors and their respective
Affiliates, provided, however, that there shall be no such waiver of the
Transfer Restrictions with respect to an Investor or its respective Affiliates to the extent that a Substantial Stockholder Transfer with respect to such
Investor or its Affiliates occurs with the actual knowledge of the Investor or the Affiliate that such Substantial Stockholder Transfer would result in a substantial limitation on the ability of the Company to use otherwise available
Tax Benefits.

     (b) Notwithstanding the provisions of Section 15(a), the Company represents and warrants that the Board has also irrevocably waived the provisions of the
Transfer Restrictions with respect to each Investor and its Affiliates for:

          (i) any Transfer of Stock of the Company effected by such Investor or its Affiliates in connection with a Public Sale;

          (ii) any Transfer of Stock of the Company by such Investor or its
     Affiliates to an Affiliate of such Investor or its Affiliates;

          (iii) any Transfer of Stock of the Company by such Investor or its
     Affiliates pursuant to a transaction authorized by the Board; and

          (iv) any Transfer of Stock of the Company to such Investor or its
     Affiliates pursuant to the Rights Offering or under the Standby Purchase
     Agreement.

     (c) The Board has acknowledged and agreed to irrevocably waive, and has irrevocably waived, with respect to the Investors and their respective
Affiliates, the

                                       31

application of any other restrictions (except as may be required by law) on the transfer, sale or other disposition of shares of Capital Stock of the Company
(or any interest therein) that are of a similar nature (or otherwise comparable)
to the Transfer Restrictions that may be in effect from time to time, whether or not such restrictions are set forth in the Charter or any other agreement, contract or document. The Company covenants and agrees, at the request of the
Investors, to enter into all such agreements, documents or arrangements to confirm, reaffirm and/or ratify the Board's acknowledgment and agreement set forth in the immediately preceding sentence; provided, that the failure of the
Investors to request any such agreement, document or arrangement, or the failure of the Company to enter into any such agreement, document or arrangement, shall not invalidate, impair, limit or otherwise make ineffective the waiver set forth in the immediately preceding sentence (it being understood that such waiver is an effective, valid and enforceable waiver on and at all times after the date of this Agreement).

     (d) For purposes of this Section 15, "Public Sale" means any sale of Stock to the public pursuant to a public offering registered under the Securities Act, or to the public through a broker, dealer or market-maker pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Securities Act.
Capitalized terms used in this Section 15 and not otherwise defined in this
Agreement shall have the meanings ascribed to them for purposes of the Transfer
Restrictions.

     16. Defined Terms. Capitalized terms when used in this Agreement have the following meanings:

     "Acquiring Entity" has the meaning set forth in Section 14(b).

     "Affiliate" of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. The Affiliates of Investors shall be deemed to include one or more funds under common management and their respective limited partners and Affiliates.

     "Agent" has the meaning set forth in Section 5(a).

     "Agreement" has the meaning set forth in the first paragraph of this
     Agreement.

     "Articles Supplementary" means the Articles Supplementary for the 9.00%
     Series D-1 Mandatory Convertible Preferred Stock and the Articles
     Supplementary for the 9.00% Series D-2 Mandatory Convertible Preferred
     Stock, as applicable.

     "Blackout Notice" has the meaning set forth in Section 1(d).

     "Blackout Period" has the meaning set forth in Section 1(d).

     "Board" has the meaning set forth in Section 1(d).

     "Board Class Term" means the term of office for a director determined in accordance with the provisions of Article VII of the Company's Charter.

                                       32

     "Board Observer" has the meaning set forth in Section 10(d).

     "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents however designated of corporate stock, capital stock or other equity participations, including partnership interests (whether general or limited), membership interests or other equivalents (however designated), of such Person and any rights, warrants, options or other securities to acquire an equity interest in such Person.

     "Change of Control" means (i) the consolidation, merger, takeover, conversion, recapitalization, reorganization, reclassification, consolidation or other business combination of the Company with or into another Person (other than (A) a consolidation, merger or other business combination in which holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company), (ii) the sale, conveyance or exchange or transfer of all or substantially all of the assets, property or business of the Company (including by or through the issuance, sale or other disposition of the capital stock or other equity interests or assets of, or a merger, consolidation or other business combination involving, any Subsidiary of the Company) (other than in connection with the voluntary or involuntary liquidation, dissolution or winding-up of the Company), (iii) a purchase, tender or exchange offer made to and accepted by the holders of more than 50% of the aggregate voting power of the outstanding Common Shares, (iv) a scheme of arrangement, change to the capital structure or other reorganization of the Company resulting in a change of control (whether by ownership of voting securities, board representation, by contract or otherwise) of the Company,
     (v) the occurrence under any financing agreement, indenture or other instrument evidencing indebtedness of the Company or any of its
     Subsidiaries of any "change of control", "change in control" or terms of similar import or similar descriptive nature, which requires the Company or such Subsidiary to repurchase, redeem or repay all or any part of the indebtedness provided for therein, or (vi) any other transaction which is effected in such a way that holders of Common Shares are entitled to receive (either directly or upon subsequent liquidation) stock, securities, property (cash or otherwise) or assets with respect to or in exchange for
     Common Shares, except for pro rata distributions of dividends and any of the transactions contemplated by this Agreement.

     "Change of Control Redemption Price" means, with respect to any Convertible
     Share an amount equal to the greater of (i) the aggregate Liquidation
     Preference (as defined in the Articles Supplementary) attributable to a
     Convertible Share, or (ii) (A) the Initial Stated Value (subject to appropriate adjustment in the event of an Extraordinary Stock Event)
     multiplied by 150% less (B) all cash dividends paid on such Convertible
     Share.

                                       33

     "Closing" has the meaning set forth in Section 10(a)(ii)(A).

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commission" means the Securities and Exchange Commission or any other federal agency administering the Securities Act.

     "Common Share Equivalents" means (i) any evidences of indebtedness, shares of the capital of the Company or other securities directly or indirectly convertible into or exchangeable for Common Shares, and (ii) any right, option or warrant to subscribe for, purchase or otherwise acquire, directly or indirectly, Common Shares; provided, that unless otherwise specified herein, for the purposes of computing the number of Common Shares either outstanding or held by an Investor, the Common Share Equivalents outstanding or held by such Investor shall be deemed to be converted, exercised or exchanged for Common Shares, whether or not such conversion, exercise or exchange has actually been effected, and whether or not then convertible, exercisable or exchangeable or vested.

     "Common Shares" means shares of Common Stock of the Company, par value
     $0.01 per share.

     "Company" has the meaning set forth in the first paragraph of this
     Agreement.

     "Competing Businesses" has the meaning set forth in Section 13.

     "Conversion Price" has the meaning set forth in the Articles Supplementary.

     "Convertible Shares" has the meaning set forth in the recitals. For avoidance of doubt, the term "Convertible Shares," as used in this
     Agreement, also shall be deemed to include any Series D-2 Preferred Shares purchased by the Investors in connection with the Rights Offering or under the Standby Purchase Agreement, or, if and when issued, any Series E
     Preferred Shares received by the Investors in connection with the REIT
     Dividends.

     "Debt Securities" means any note, bond, debenture or other evidence of indebtedness for money borrowed, whether secured or unsecured and whether senior or subordinated.

     "Demand Registration" has the meaning set forth in Section 1(a).

     "Demand Registration Statement" means a registration statement of the
     Company that covers the Registrable Securities requested to be included therein pursuant to the provisions of Section 1(a) (as such amount may be reduced in accordance with the provisions of Section 1(f)) and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference
     (or deemed to be incorporated by reference) therein.

                                       34

     "DTC" has the meaning set forth in Section 11(d).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.

     "Extraordinary Stock Event" means any stock split or combination of the
     Convertible Shares.

     "Fair Market Value" means the amount of any cash received and the fair market value of any property received, as determined in good faith by the
     Board.

     "Financial Services Consent" has the meaning set forth in the Securities
     Purchase Agreement.

     "Holder" means any holder of outstanding Registrable Securities who is a party to this Agreement or to whom the benefits of this Agreement have been validly assigned and such of its respective heirs, successors and permitted assigns (including any permitted transferees of Registrable Securities) who acquire or are otherwise the transferee of Registrable Securities, directly or indirectly, from such holder, for so long as such heirs, successors and permitted assigns own any Registrable Securities.

     "Indebtedness" means, with respect to any Person, (a) all indebtedness of such Person, whether or not contingent, for borrowed money, (b) all obligations of such Person evidenced by any loan, credit agreement, note, bond, mortgage, indenture or similar instrument, (c) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (d) all obligations of such Person under any lease of property by such Person that would, in accordance with generally accepted accounting principles, be required to be accounted for as a capital lease on the balance sheet of such Person, (e) all Indebtedness of others referred to in clauses (a) through (d) above guaranteed directly or indirectly in any manner by such Person, and (f) all obligations secured by a lien on any asset of such Person, whether or not such obligation is otherwise any obligation of such Person.

     "Initial Stated Value" means $25.00 per Convertible Share.

     "Initiating Holders" means, with respect to a particular registration, the
     Holders who initiated the request for such registration.

     "Inspectors" has the meaning set forth in Section 3(a).

     "Investor Directors" means the individuals designated for election to the
     Board by the Investors.

     "Investors" has the meaning set forth in the first paragraph of this
     Agreement.

                                       35

     "Investors Voting Shares Percentage" means, as of any time of calculation, the quotient expressed as a percentage obtained by dividing (i) the aggregate number of votes that the Voting Shares beneficially owned by the
     Holders as of such time of calculation are entitled to cast in the election of directors of the Company pursuant to the Company's Charter or Bylaws by
     (ii) the aggregate number of votes that holders of all Voting Shares then issued and outstanding of the Company as of such time of calculation are entitled to cast in the election of directors of the Company pursuant to the Company's Charter or Bylaws.

     "Issuer Free Writing Prospectus" has the meaning set forth in the last paragraph of Section 3.

     "Irrevocable Transfer Agent Instructions" has the meaning set forth in
     Section 11(d).

     "Jefferies" has the meaning set forth in the first paragraph of this
     Agreement.

     "Liquidation Event" means any voluntary or involuntary liquidation (in bankruptcy or otherwise), dissolution or winding-up of the Company.

     "Liquidation Preference" means the Initial Stated Value per Convertible
     Share, as adjusted from time to time for (i) the accumulation of dividends pursuant to Section 3 of the Articles Supplementary and (ii) any
     Extraordinary Stock Event.

     "Majority Holders of the Registration" means, with respect to a particular registration, one or more Holders of Registrable Securities who would hold a majority of the Registrable Securities to be included in such registration.

     "MassMutual" has the meaning set forth in the first paragraph of this
     Agreement.

     "Maximum Preemptive Rights Amount" means the maximum number of securities that can be issued by the Company to a Preemptive Rights Holder pursuant to
     Section 12(a) without causing an "ownership change" (within the meaning of such term for the purposes of Section 382(g) of the Code), with respect to the Company or any of its Subsidiaries.

     "NASD" has the meaning set forth in Section 3(a).

     "New Issuance" has the meaning set forth in Section 12(a).

     "New York Court" has the meaning set forth in Section 17(l).

     "Notice of Change of Control" has the meaning set forth in Section 14(a).

     "Notice of Redemption Upon Change of Control" has the meaning set forth in
     Section 14(a).

     "Other Agreements" has the meaning set forth in Section 17(j).

                                       36

     "Parity Shares" means any class or series of shares of the Company, the terms of which expressly provide that such class or series ranks pari passu with the Convertible Shares as to payment of dividends and distribution of assets upon a Liquidation Event.

     "Person" means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or a government or department or agency thereof.

     "Piggyback Registration" has the meaning set forth in Section 2(a).

     "Preemptive Rights Holders" means Jefferies and MassMutual (and their respective Affiliates).

     "Prospectus" means the prospectus included in a Registration Statement
     (including, without limitation, any preliminary prospectus and any prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), and any such
     Prospectus as amended or supplemented by any prospectus supplement, and all other amendments and supplements to such Prospectus, including post-effective amendments, and in each case including all material incorporated by reference (or deemed to be incorporated by reference)
     therein.

     "Purchased Shares" means (i) the Convertible Shares, (ii) any Common Shares issued upon conversion of the Convertible Shares, (iii) any other shares or securities that the holders of the Convertible Shares may have received pursuant to such Holders' ownership of the Convertible Shares and (iv) any securities of the Company (or any successor or assign of the Company, whether by merger, consolidation, sale of assets or otherwise) issued directly or indirectly with respect to the securities referred to in the foregoing clause (i), (ii) or (iii) by way of conversion or exchange thereof or share dividend or share split or in connection with a combination of shares.

     "register," "registered" and "registration" refers to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement, and compliance with applicable state securities laws of such states in which Holders notify the
     Company of their intention to offer Registrable Securities.

     "Registrable Securities" means (i) any Convertible Shares, (ii) any Common
     Shares issued or issuable upon conversion of the Convertible Shares, (iii)
     any other shares or securities that the holders of the Convertible Shares may be entitled to receive, or will have received, pursuant to such holders' ownership of the Convertible Shares, (iv) any Common Shares otherwise or hereafter purchased or acquired by the Investors or their
     Affiliates, and (v) any securities of the

                                       37

     Company (or any successor or assign of the Company, whether by merger, consolidation, sale of assets or otherwise) issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (i), (ii), (iii) or (iv) by way of conversion or exchange thereof or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, consolidation or other reorganization, sale of assets or similar transactions. As to any particular securities constituting Registrable Securities, such securities will cease to be Registrable Securities when (x) they have been effectively registered or qualified for sale by Prospectus filed under the Securities
     Act and disposed of in accordance with the Registration Statement contained therein, (y) they can be sold to the public through a broker, dealer or market maker pursuant to Rule 144 or other exemption from registration under the Securities Act, or (z) they can be sold by such Holder without restriction as to volume or manner of sale pursuant to Rule 144(k) under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a Holder whenever such Person holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable
     Securities, whether or not such purchase, conversion, exercise or exchange has actually been effected and disregarding any legal restrictions upon the exercise of such rights. Registrable Securities issuable upon exercise of an option or upon conversion, exchange or exercise of another security shall be deemed outstanding for the purposes of this Agreement.

     "Registration Expenses" has the meaning set forth in Section 4.

     "Registration Request" has the meaning set forth in Section 1(a). The term
     Registration Request will also include, where appropriate, a S-3
     Registration request made pursuant to Section 1(c).

     "Registration Statement" means the registration statement, Prospectus and other documents filed with the Commission to effect a registration under the Securities Act.

     "Required Investor Holders" means one or more shareholders or members who would hold in the aggregate 50% or more of the outstanding Registrable
     Securities held by Investors or their permitted assignees and transferees.

     "REIT Dividends" means the dividend by NFI of the Series E Preferred Shares and/or Common Shares, as elected by the holders of the Common Shares, issued to satisfy NFI's Section 856 Trust distribution requirements.

     "Rights Offering" has the meaning set forth in the recitals.

     "Rule 144" means Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

                                       38

     "Rule 144A" means Rule 144A under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

     "S-3 Registration" means a registration required to be effected by the
     Company pursuant to Section 1(c).

     "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.

     "Securities Purchase Agreement" has the meaning set forth in the recitals.

     "Selling Expenses" means all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities hereunder.

     "Series D-2 Preferred Shares" has the meaning set forth in the recitals.

     "Series E Preferred Shares" means the 9.00% Series E mandatory convertible preferred stock of the Company, par value $0.01 per share, and having such other terms as are consistent with the provisions of Section 6.8(a) of the
     Securities Purchase Agreement.

     "Shelf Registration" has the meaning set forth in Section 1(a).

     "Standby Purchase Agreement" has the meaning set forth in the recitals.

     "Stipulation of Settlement" means the stipulation of settlement entered into as of May 31, 2007 by the Company and certain plaintiffs, acting derivatively on behalf of the Company.

     "Subsidiary" of any person means another person 50% or more of the total combined voting power of all classes of capital stock or other voting interests of which, or 50% or more of the equity securities of which, is owned directly or indirectly by such first person.

     "Subsidiary Board" has the meaning set forth in Section 10(d).

     "Subsidiary Board Observer" has the meaning set forth in Section 10(d).

     "Underwriters" means the underwriters, if any, of the offering being registered under the Securities Act.

     "Underwritten Offering" means a sale of securities of the Company to an
     Underwriter or Underwriters for reoffering to the public.

                                       39

     "Voting Shares" means the Common Shares and the Convertible Shares, and any other securities of the Company that are entitled to vote in the election of the Board.

     17. Miscellaneous.

     (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities that is directly inconsistent with or violates the rights granted to the holders of Convertible Shares and Holders of Registrable Securities in this Agreement. Except as provided in this
Agreement, the Company will not grant to any holder or prospective holder of any securities of the Company registration rights with respect to such securities that are the same as or more favorable from the perspective of such Person as or than, the registration rights granted hereunder without the prior written consent of the Required Investor Holders, unless such rights are also offered to the Required Investor Holders.

     (b) Adjustments Affecting Registrable Securities. Except as may be required by applicable law, the Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such
Registrable Securities in a registration or qualification for sale by Prospectus undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration or qualification (including, without limitation, effecting a share split or a combination of shares).

     (c) Remedies. The parties hereto acknowledge that money damages would not be an adequate remedy at law if any party fails to perform in any material respect any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to seek to compel specific performance of the obligations of any other party under this Agreement, without the posting of any bond, in accordance with the terms and conditions of this Agreement in any court of the
United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law. Except as otherwise provided by law, a delay or omission by a party hereto in exercising any right or remedy accruing upon any such breach shall not impair the right or remedy or constitute a waiver of or acquiescence in any such breach. No remedy shall be exclusive of any other remedy. All available remedies shall be cumulative.

     (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company (upon the approval of the independent directors of the Board, which shall not include the representatives of the Investors), the
Required Investor Holders and, for so long as any Investor continues to own at least 25% of such Investor's Purchased Shares, such Investor; provided, however, that in the event that such amendment or waiver would treat a Holder or group of
Holders in a manner different

                                       40

from any other Holders, then such amendment or waiver will require the consent of such Holder or the Holders of a majority of the Registrable Securities of such group adversely treated.

     (e) Successors and Assigns. This Agreement will be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective heirs, successors and assigns (including any permitted transferee of Registrable
Securities). Except as otherwise provided in this Agreement, any Holder may assign to any permitted (as determined under the Securities Purchase Agreement and this Agreement) transferee of its Registrable Securities (other than a transferee that acquires such Registrable Securities in a registered public offering or pursuant to a sale under Rule 144 of the Securities Act (or any successor rule)), its rights and obligations under this Agreement. In addition, and whether or not any express assignment will have been made, the provisions of this Agreement which are for the benefit of the holders of the Convertible
Shares and/or the Holders of the Registrable Securities (or any portion thereof)
as such will be for the benefit of and enforceable by any permitted transferee that is a subsequent holder of any Convertible Shares and/or Registrable
Securities (or of such portion thereof), as applicable, subject to the provisions respecting the minimum numbers or percentages of shares of
Convertible Shares and/or Registrable Securities (or of such portion thereof), as applicable, required in order to be entitled to certain rights, or take certain actions, contained herein. For purposes of this Agreement, "successor"
for any entity other than a natural person shall mean a successor to such entity as a result of such entity's merger, consolidation, sale of substantially all of its assets, or similar transaction. For the avoidance of doubt, the rights under
Section 10 may not be assigned by either Investor to any third party, other than to its Affiliates or the other Investor, provided that in the case of any such assignment to an Affiliate or the other Investor, at all times voting and disposition control of such Convertible Shares and/or Registrable Securities and the right to exercise such rights under Section 10 shall remain with the
Investors pursuant to appropriate proxies or other similar methods.

     (f) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

     (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                                       41

     (i) Governing Law. This Agreement and the rights and duties of the parties hereto hereunder shall be governed by and construed in accordance with laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules are not mandatorily applicable by statute and would require or permit the application of the laws of another jurisdiction.

     (j) Entire Agreement. This Agreement, the Securities Purchase Agreement and
the Standby Purchase Agreement (the Securities Purchase Agreement and the
Standby Purchase Agreement, together, the "Other Agreements") are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings relating to such subject matter, other than those set forth or referred to herein or in the Other Agreements. This Agreement and the Other Agreements
supersede all prior agreements and understandings between the Company and the other parties to this Agreement with respect to such subject matter.

     (k) Nominees for Beneficial Owners. In the event that any Registrable
Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the
Company (and countersigned by the nominee), be treated as the holder of such
Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this
Agreement. If the beneficial owner of any Registrable Securities so elects, the
Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities and the nominee's consent to such.

     (l) Consent to Jurisdiction. Each party to this Agreement hereby irrevocably and unconditionally agrees that any legal action, suit or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in any federal court or any state court which in either case is located in the City and County of New York (any such federal or state court, a "New York Court"). In addition, each party to this Agreement hereby irrevocably and unconditionally expressly (i) submits to the personal jurisdiction and venue of any New York Court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement and
(ii) agrees that it will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such New
York Court.

     (m) Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                                       42

     (n) Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, by facsimile (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                (i)   if to MassMutual, to

                      Massachusetts Mutual Life Insurance Company
                      1295 State Street
                      Springfield, Massachusetts  01111
                      Fax:  (413) 744-6350
                      Attention:  Larry N. Port

                      and

                      Babson Capital Management LLC
                      1500 Main Street, Suite 2800
                      Springfield, Massachusetts  01111
                      Fax:  (413) 226-2064
                      Attention:  Rodney J. Dillman, Esq.

                      with a copy to:

                      Sidley Austin LLP
                      One South Dearborn
                      Chicago, Illinois  60603
                      Fax:  (312) 853-7036
                      Attention:  Larry A. Barden, Esq.

                (ii)  if to Jefferies, to

                      Jefferies Capital Partners
                      520 Madison Avenue
                      New York, New York 10022
                      Fax:  (212) 284-1717
                      Attention:  Brian P. Friedman

                      with a copy to:

                      Stroock & Stroock & Lavan LLP
                      180 Maiden Lane
                      New York, New York 10038-4982
                      Fax:  (212) 806-6006
                      Attention:  Melvin Epstein, Esq.

                (iii) if to the Company, to:

                                       43

                      NovaStar Financial, Inc.
                      8140 Ward Parkway, Suite 300
                      Kansas City, Missouri 64114
                      Fax:  (919) 514-3515
                      Attention:  Jeffrey D. Ayers, SVP,
                                  General Counsel and Corporate Secretary

                      with a copy to:

                      Dewey Ballantine LLP
                      1301 Avenue of the Americas
                      New York, New York 10019
                      Fax:  (212) 259-6333
                      Attention:  John Altorelli, Esq.

                   [the remainder of this page left intentionally blank]

                                       44

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                                       NOVASTAR FINANCIAL, INC.

                                       By:  /s/ Scott F. Hartman
                                          --------------------------------------
                                            Name:  Scott F. Hartman
                                            Title:  Chairman and Chief Executive
                                                    Officer

                                       MASSACHUSETTS MUTUAL LIFE INSURANCE
                                       COMPANY

                                       By:  Babson Capital Management LLC,
                                            its investment adviser

                                       By:  /s/ Larry N. Port
                                          --------------------------------------
                                            Name:  Larry N. Port
                                            Title:  Managing Director

                                       JEFFERIES CAPITAL PARTNERS IV L.P.
                                       JEFFERIES EMPLOYEE PARTNERS IV LLC
                                       JCP PARTNERS IV LLC

                                       By:  Jefferies Capital Partners IV LLC,
                                            as Manager

                                       By:  /s/ Brian P. Friedman
                                          --------------------------------------
                                            Name:  Brian P. Friedman
                                            Title:  Managing Member

                                       45

                                     ANNEX I

                           FINANCIAL SERVICES CONSENTS

                             NovaStar Mortgage, Inc.

                       Pre-Closing/Prior Approval Required

1.  Approval of the Georgia  Department of Banking and Finance for the ownership of 10% or more of the voting Capital Stock of the Corporation under the Mortgage
Lender License. GA. CODE ANN. §§ 7-1-1008, 7-1-1000(18).

2. Approval of the Kentucky Office of Financial  Institutions  for the ownership of 10% or more of the voting Capital Stock of the Corporation under the Mortgage
Loan Company License. KY. REV. STAT. Ann. § 294.075.

3. Approval of the Michigan  Office of Financial and Insurance  Services for the
ownership of 12.6% or more of the voting Capital Stock of the Corporation  under the First Mortgage Broker,  Lender and Servicer  License.  Mich. Comp. Laws Ann.
§ 445.1659.

4. Approval of the Michigan  Office of Financial and Insurance  Services for the
ownership of 12.6% or more of the voting Capital Stock of the Corporation  under the Secondary  Mortgage Broker,  Lender and Servicer  Registration.  Mich. Comp.
Laws Ann. § 493.63.

5. Approval of the New York Banking  Department for the ownership of 10% or more of the  voting  Capital  Stock of the  Corporation  under  the  Mortgage  Banker
License. N.Y. BANKING LAW § 594-b.

                        Pre-Closing Notification Required

1. Notification to the Federal National  Mortgage  Association for the ownership of voting Capital Stock of the Corporation  under the Federal National  Mortgage
Association Seller/Servicer Approval. FNMA Seller Guide Part I, § 201.05; FNMA
Servicer Guide Part I, § 204.

2. Notification to the Federal Home Loan Mortgage  Corporation for the ownership of voting Capital Stock of the Corporation  under the Federal Home Loan Mortgage
Corporation Seller/Servicer Approval. FHLMC Seller/Servicer Guide, Ch. 4-11.

3.  Notification to the California  Department of Corporations for the ownership of 10% or  more  of the  voting  Capital  Stock  of the  Corporation  under  the
Residential Mortgage Lender License. CAL. FIN. CODE §§ 50206, 50003.

                                       46

4.  Notification to the  Connecticut  Department of Banking for the ownership of
10% or more of the  voting  Capital  Stock of the  Corporation  under  the First
Mortgage Lender/Broker Licenses. CONN. GEN. STAT. ANN. §§ 36a-490(b).

5.  Notification to the  Connecticut  Department of Banking for the ownership of
voting  Capital  Stock  of  the   Corporation   under  the  Secondary   Mortgage
Lender/Broker License. CONN. GEN. STAT. ANN. § 36a-515.

6.  Notification to the Delaware Office of the State Bank  Commissioner  for the
ownership of voting Capital Stock of the  Corporation  under the Licensed Lender
License. DEL. CODE ANN. tit. 5, § 2206.

7.  Notification  to the  Illinois  Department  of  Financial  and  Professional
Regulation,  Division  of Banking,  at least 10 days prior to  closing,  for the ownership of 10% or more of the voting  Capital Stock of the  Corporation  under the Residential  Mortgage License.  ILL. ADMIN.  CODE tit. 38, §§  1050.110,
1050.480.

8. Notification to the  Massachusetts  Division of Banks, at least 15 days prior to closing,  for  ownership  of 10% or more of the voting  Capital  Stock of the
Corporation  under the Mortgage Lender and Broker License.  209 MASS. CODE REGS.
§ 42.12(3).

9. Notification to the  Massachusetts  Division of Banks, at least 15 days prior to closing,  for  ownership  of 10% or more of the voting  Capital  Stock of the
Corporation  under the Third Party Loan Servicer  Registration.  209 MASS.  CODE
REGS. § 18.08(2).

10. Notification to the Nevada Division of Mortgage Lending for the ownership of
5% or more of the voting  Capital  Stock of the  Corporation  under the Mortgage
Banker License. NEV. REV. STAT. ANN. § 645E.390.

11. Notification to the Nevada Division of Mortgage Lending for the ownership of
5% or more of the voting  Capital  Stock of the  Corporation  under the Mortgage
Broker License. NEV. REV. STAT. ANN. §645B.095.

12.  Notification to the Washington State Department of Financial  Institutions,
at  least 10 days  prior to  closing,  for the  ownership  of 10% or more of the voting Capital Stock of the Corporation  under the Consumer Loan License.  WASH.
ADMIN. CODE § 208-620-490(1).

                             HomeView Lending, Inc.
                       Pre-Closing/Prior Approval Required

1.  Approval of the Georgia  Department of Banking and Finance for the ownership of 10% or more of the voting Capital Stock of the Corporation under the Mortgage
Lender License. GA. CODE ANN. §§ 7-1-1008, 7-1-1000(18).

                                       47

2. Approval of the Kentucky Office of Financial  Institutions  for the ownership of 10% or more of the voting Capital Stock of the Corporation under the Mortgage
Loan Company License. KY. REV. STAT. Ann. § 294.075.

3. Approval of the Oklahoma  Department of Consumer  Credit for the ownership of voting Capital Stock of the  Corporation  under the Supervised  Lender  License.
OKLA. ADMIN. CODE § 160:65-3-4.

                        Pre-Closing Notification Required

1.  Notification to the  Connecticut  Department of Banking for the ownership of
10% or more of the  voting  Capital  Stock of the  Corporation  under  the First
Mortgage Lender/Broker Licenses. CONN. GEN. STAT. ANN. §§ 36a-490(b).

2.  Notification to the  Connecticut  Department of Banking for the ownership of
voting  Capital  Stock  of  the   Corporation   under  the  Secondary   Mortgage
Lender/Broker License. CONN. GEN. STAT. ANN. § 36a-515.

3.  Notification to the Delaware Office of the State Bank  Commissioner  for the
ownership of voting Capital Stock of the  Corporation  under the Licensed Lender
License. DEL. CODE ANN. tit. 5, § 2206.

4.  Notification  to the  Illinois  Department  of  Financial  and  Professional
Regulation,  Division of Banking, for the ownership of 10% or more of the voting
Capital Stock of the Corporation under the Residential  Mortgage  License.  ILL.
ADMIN. CODE tit. 38, §§ 1050.130, 1050.480.

5. Notification to the Washington State Department of Financial Institutions, at
least 10 days prior to closing,  for the  ownership of 10% or more of the voting
Capital Stock of the Corporation  under the Consumer Loan License.  WASH. ADMIN.
CODE § 208-620-490(1).

                                       48